[LIBERTY PROPERTY TRUST LOGO]                                      Press Release

                                               Inquiries: Jeanne A. Leonard
                                                          Liberty Property Trust
                                                          610/648-1704

For immediate release
April 26, 2004

                        LIBERTY PROPERTY TRUST ANNOUNCES
                           FIRST QUARTER 2004 RESULTS

Malvern, PA -- Liberty Property Trust (NYSE:LRY) reported that net income per common share (diluted) was $.45 per share for the quarter ended March 31, 2004, compared to $.53 per share (diluted) for the quarter ended March 31, 2003.

Funds from operations available to common shareholders ("FFO") (diluted) for the first quarter of 2004 was $.81 per share, compared to $.88 per share for the first quarter of 2003. A reconciliation of GAAP net income to FFO is included in the financial tables accompanying this press release.

Operating results for the first quarter of 2004 include lease termination fees of $1.8 million, and $1.2 million in development profit in conjunction with the County of Kent's sale of residential land at Liberty's Kings Hill business park development in the United Kingdom.

"Our first quarter results affirmed our overall sense of 2004. Leasing productivity was on target, but the overall real estate environment remains acutely competitive," said Bill Hankowsky, chief executive officer. "We continue to believe this year will provide increased development opportunities, but our focus will remain on leasing the core portfolio."

REAL ESTATE INVESTMENTS

DEVELOPMENT: During the first quarter, Liberty brought into service two development properties totaling 104,000 square feet. The properties were 94.5 percent leased as of March 31, 2004, and were producing a return of 10.3 percent on the company's investment of $10.2 million.

During the quarter, Liberty commenced one new development project representing a total investment of $5.4 million. The project is a 101,000 square foot distribution facility in Toano, Virginia for Wythe-Will Distributing Company. As of quarter end, Liberty had 1.5 million square feet under development, representing a total investment of $127.5 million. These properties were 62.6 percent leased at March 31, 2004.

ACQUISITIONS: During the first quarter, Liberty acquired three properties for $24.9 million. These properties, which contain 238,000 square feet, are 60.2 percent leased with a current yield of 7.8 percent and a projected stabilized yield of 11.0 percent.

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LRY First Quarter Results
Page 2

DISPOSITIONS: During the first quarter, Liberty sold two properties containing 71,000 square feet, and 7 acres of land for $6.4 million.

PORTFOLIO PERFORMANCE

LEASING: At March 31, 2004, Liberty's in-service portfolio of 57 million square feet was 91.5 percent occupied. During the quarter, Liberty completed lease transactions totaling 2.5 million square feet of space.

SAME STORE PERFORMANCE: Property level operating income for same store properties increased by 0.2 percent on a cash basis and decreased by 0.3 percent on a straight line basis for the first quarter of 2004 compared to the same quarter in 2003.

ABOUT THE COMPANY

Liberty Property Trust (NYSE:LRY) is a leading real estate company dedicated to enhancing people's lives through extraordinary work environments. Liberty's 57 million square foot portfolio of office and industrial properties offers exceptional locations, flexible design, thoughtful amenities, superior service, and state-of-the-art technology to the company's 2,000 tenants. Liberty increases the value of this portfolio through expert property management, marketing and development.

Additional information about the Company, including Liberty's Quarterly Supplemental Package with detailed financial information is available in the Investor section of the Company's web site at www.libertyproperty.com. The first quarter supplemental package will be available on-line by 8:00 a.m. on April 27, 2004. If you are unable to access the web site, a copy of the supplemental package may be obtained by contacting Liberty by phone at 610-648-1708, or by e-mail to eshoemaker@libertyproperty.com..

Liberty will host a conference call during which management will discuss first quarter results, on Tuesday, April 27, 2004, at 2:00 p.m. eastern time. To access the conference call in the United States or Canada, please dial 1-888-870-2815. For international access, dial 706-643-7691. No password or code is needed. A replay of the call will be available by dialing 1-800-642-1687 for US/Canada participants or 706-645-9291 for international participants. A passcode is needed for the replay: 6432285. The call can also be accessed live via the Internet on the Investor Relations page of Liberty's web site at www.libertyproperty.com for one week following the call.

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LRY First Quarter Results
Page 3

The statements contained in this press release may include forward-looking statements within the meaning of the federal securities law. Although Liberty believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. As forward-looking statements, these statements involve risks, uncertainties and other factors that could cause actual results to differ materially from the expected results. These factors include, without limitation, the uncertainties affecting real estate businesses generally (such as entry into new leases, renewals of leases and dependence on tenants' business operations), risks relating to our ability to maintain and increase property occupancy and rental rates, the financial condition of tenants, the uncertainties of real estate development and construction activity, the costs and availability of financing, the effects of local economic and market conditions, regulatory changes, potential liability relative to environmental matters and other risks and uncertainties detailed in the company's filings with the Securities and Exchange Commission. The company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

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                             LIBERTY PROPERTY TRUST
                                 BALANCE SHEET
                                 MARCH 31, 2004
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                                   MARCH 31, 2004      DECEMBER 31, 2003
                                                                                   --------------      -----------------
                                                                                    (UNAUDITED)
ASSETS
Real estate:
     Land and land improvements                                                    $      571,819      $         564,332
     Building and improvements                                                          3,398,613              3,363,608
     Less: accumulated depreciation                                                      (613,856)              (586,736)
                                                                                   --------------      -----------------

         Operating real estate                                                          3,356,576              3,341,204
     Development in progress                                                               68,051                 56,869
     Land held for development                                                            163,166                162,483
                                                                                   --------------      -----------------

         Net real estate                                                                3,587,793              3,560,556

     Cash and cash equivalents                                                             34,505                 21,809
     Restricted cash                                                                       22,696                 15,292
     Accounts receivable                                                                   14,947                 10,896
     Deferred rent receivable                                                              60,647                 58,015
     Deferred financing and leasing costs, net of accumulated
         amortization (2004, $94,515; 2003, $89,650)                                       98,580                 98,506
     Investment in unconsolidated joint ventures                                           20,575                 19,631
     Prepaid expenses and other assets                                                     53,872                 49,303
                                                                                   --------------      -----------------
     Total assets                                                                  $    3,893,615      $       3,834,008
                                                                                   ==============      =================

LIABILITIES
     Mortgage loans                                                                $      375,037      $         363,866
     Unsecured notes                                                                    1,355,000              1,355,000
     Credit facility                                                                      183,000                167,000
     Accounts payable                                                                      35,487                 14,685
     Accrued interest                                                                      19,777                 31,622
     Dividend payable                                                                      53,191                 52,384
     Other liabilities                                                                     91,553                 96,887
                                                                                   --------------      -----------------

     Total liabilities                                                                  2,113,045              2,081,444
                                                                                   --------------      -----------------

     Minority interest                                                                    208,040                207,667

SHAREHOLDERS' EQUITY
     Common shares of beneficial interest, $.001 par value, 191,200,000 shares authorized, 84,282,457 (includes 59,100 in treasury) and 83,071,491
         (includes 59,100 in treasury) shares issued and outstanding as of
         March 31, 2004 and December 31, 2003, respectively                                    84                     83
     Additional paid-in capital                                                         1,659,380              1,623,446
     Accumulated other comprehensive income                                                19,182                 14,710
     Unearned compensation                                                                 (8,174)                (3,497)
     Distributions in excess of net income                                                (96,615)               (88,518)
     Common shares in treasury, at cost, 59,100 shares as of
         March 31, 2004 and December 31, 2003                                              (1,327)                (1,327)
                                                                                   --------------      -----------------
     Total shareholders' equity                                                         1,572,530              1,544,897

     Total liabilities & shareholders' equity                                      $    3,893,615      $       3,834,008
                                                                                   ==============      =================

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                             LIBERTY PROPERTY TRUST
                             STATEMENT OF OPERATIONS
                                 MARCH 31, 2004
             (UNAUDITED AND IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                       QUARTER ENDED
                                                                                             ----------------------------------
                                                                                             MARCH 31, 2004      MARCH 31, 2003
                                                                                             --------------      --------------
OPERATING REVENUE
Rental                                                                                       $      116,078      $      112,413
Operating expense reimbursement                                                                      46,236              43,750
                                                                                             --------------      --------------
         Total operating revenue                                                                    162,314             156,163
                                                                                             --------------      --------------
OPERATING EXPENSES
Rental property                                                                                      34,761              32,243
Real estate taxes                                                                                    15,846              14,696
General and administrative                                                                            8,482               5,850
Depreciation and amortization                                                                        32,764              28,681
                                                                                             --------------      --------------
         Total operating expenses                                                                    91,853              81,470
                                                                                             --------------      --------------

         Operating Income                                                                            70,461              74,693

OTHER INCOME/EXPENSE
Interest and other                                                                                    2,597               1,909
Interest                                                                                            (30,699)            (30,487)
                                                                                             --------------      --------------
         Total other income/expense                                                                 (28,102)            (28,578)
                                                                                             --------------      --------------
Income before property dispositions, income taxes, minority interest
     and income from investments in unconsolidated joint ventures                                    42,359              46,115
(Loss) gain on property dispositions                                                                   (330)                598
Income taxes                                                                                           (389)               (578)
Minority interest                                                                                    (4,578)             (5,587)
Equity in earnings of unconsolidated joint ventures                                                    (405)                442
                                                                                             --------------      --------------
Income from continuing operations                                                                    36,657              40,990

Discontinued operations net of minority interest (including net gain on property
         dispositions of $2,097 and $163 for the quarters ended March 31, 2004 and 2003)              2,014                 597
                                                                                             --------------      --------------
INCOME AVAILABLE TO COMMON SHAREHOLDERS                                                      $       38,671      $       41,587
                                                                                             ==============      ==============

BASIC INCOME PER COMMON SHARE
         Continuing operations                                                               $         0.44      $         0.53
                                                                                             ==============      ==============
         Discontinued operations                                                             $         0.02      $         0.01
                                                                                             ==============      ==============
TOTAL BASIC INCOME PER COMMON SHARE                                                          $         0.46      $         0.54
                                                                                             ==============      ==============
DILUTED INCOME PER COMMON SHARE
         Continuing operations                                                               $         0.43      $         0.52
                                                                                             ==============      ==============
         Discontinued operations                                                             $         0.02      $         0.01
                                                                                             ==============      ==============
TOTAL DILUTED INCOME PER COMMON SHARE                                                        $         0.45      $         0.53
                                                                                             ==============      ==============
WEIGHTED AVERAGE SHARES
         Basic                                                                                       83,480              76,814
                                                                                             ==============      ==============
         Diluted                                                                                     85,102              77,851
                                                                                             ==============      ==============

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                             LIBERTY PROPERTY TRUST
                       STATEMENT OF FUNDS FROM OPERATIONS
                                 MARCH 31, 2004
             (UNAUDITED AND IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                      QUARTER ENDED
                                                                  ------------------------------------------------------
                                                                       MARCH 31, 2004               MARCH 31, 2003
                                                                  -------------------------    -------------------------
                                                                              PER WEIGHTED                 PER WEIGHTED
                                                                  DOLLARS     AVERAGE SHARE    DOLLARS     AVERAGE SHARE
                                                                  -------     -------------    -------     -------------
RECONCILIATION OF NET INCOME TO FFO - BASIC:
BASIC - INCOME AVAILABLE TO COMMON SHAREHOLDERS                   $ 38,671        $ 0.46       $ 41,587       $ 0.54
                                                                                  ======                      ======
Adjustments:
Depreciation and amortization of unconsolidated joint ventures         886                          166
Depreciation and amortization                                       32,012                       28,463
Gain on property dispositions                                       (1,767)                        (178)
Minority interest share in addback for depreciation and
     amortization, and gain on property dispositions                (1,311)                      (1,286)
                                                                  --------        ------       --------       ------
FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS - BASIC    $ 68,491        $ 0.82       $ 68,752       $ 0.90
                                                                  ========        ======       ========       ======

RECONCILIATION OF NET INCOME TO FFO - DILUTED:
DILUTED - INCOME AVAILABLE TO COMMON SHAREHOLDERS                 $ 38,671        $ 0.45       $ 41,587       $ 0.53
                                                                                  ======                      ======
Adjustments:
Depreciation and amortization of unconsolidated joint ventures         886                          166
Depreciation and amortization                                       32,012                       28,463
Gain on property dispositions                                       (1,767)                        (178)
Minority interest excluding preferred share distributions            1,694                        1,993
                                                                  --------        ------       --------       ------
FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS - DILUTED  $ 71,496        $ 0.81       $ 72,031       $ 0.88
                                                                  ========        ======       ========       ======

RECONCILIATION OF WEIGHTED AVERAGE SHARES:
Weighted average common shares - all basic calculations             83,480                       76,814
Dilutive shares for long term compensation plans                     1,622                        1,037
                                                                  --------                     --------
Diluted shares for net income calculations                          85,102                       77,851
Weighted average common units                                        3,698                        3,711
                                                                  --------                     --------
Diluted shares for funds from operations calculations               88,800                       81,562
                                                                  ========                     ========

The Company believes that the calculation of Funds from operations is helpful to investors and management as it is a measure of the Company's operating performance that excludes depreciation and amortization and gains and losses from property dispositions. As a result, year over year comparison of Funds from operations reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective not immediately apparent from net income. In addition, management believes that Funds from operations provides useful information to the investment community about the Company's financial performance when compared to other REIT's since Funds from operations is generally recognized as the standard for reporting the operating performance of a REIT. Funds from operations available to common shareholders is defined by NAREIT as net income (computed in accordance with generally accepted accounting principles ("GAAP")), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Funds from operations available to common shareholders does not represent net income or cash flows from operations as defined by GAAP and does not necessarily indicate that cash flows will be sufficient to fund cash needs. It should not be considered as an alternative to net income as an indicator of the Company's operating performance or to cash flows as a measure of liquidity. Funds from operations available to common shareholders also does not represent cash flows generated from operating, investing or financing activities as defined by GAAP.